                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, VERIZON NEW JERSEY INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment to Registration Statement No. 33-49851 (the "Registration Statement") to deregister $50,000,000 aggregate principal amount of debt securities registered thereunder and remaining unsold.

     NOW, THEREFORE, the undersigned hereby appoints Edwin F. Hall and Bruce D. Cohen and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Post-Effective Amendment and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes therein as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 2001.


                                                /S/ Dennis M. Bone
                                                ______________________
                                                Dennis M. Bone

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW JERSEY INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment to Registration Statement No. 33-49851 (the "Registration Statement") to deregister $50,000,000 aggregate principal amount of debt securities registered thereunder and remaining unsold.

     NOW, THEREFORE, the undersigned hereby appoints Dennis M. Bone and  Edwin
F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Post-Effective and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes therein as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 2001.


                                                /s/ Bruce D. Cohen
                                                ______________________
                                                Bruce D. Cohen

                               POWER OF ATTORNEY

     WHEREAS, VERIZON NEW JERSEY INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment to Registration Statement No. 33-49851 (the "Registration Statement") to deregister $50,000,000 aggregate principal amount of debt securities registered thereunder and remaining unsold.

     NOW, THEREFORE, the undersigned hereby appoints Dennis M. Bone, Edwin F. Hall and Bruce D. Cohen and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Post-Effective Amendment and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes therein as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 2001.


                                                /s/ Joseph M. Milanowycz
                                                ________________________
                                                Joseph M. Milanowycz

                               POWER OF ATTORNEY


     WHEREAS, VERIZON NEW JERSEY INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment to Registration Statement No. 33-49851 (the "Registration Statement") to deregister $50,000,000 aggregate principal amount of debt securities registered thereunder and remaining unsold.

     NOW, THEREFORE, the undersigned hereby appoints Dennis M. Bone and Bruce D. Cohen and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Post-Effective Amendment and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes therein as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 2001.


                                                /s/ Edwin F. Hall
                                                ______________________
                                                Edwin F. Hall